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                                                                    EXHIBIT 10.1

                          SALE AND ASSIGNMENT AGREEMENT


         This Sale and Assignment Agreement (this "Agreement") is executed by and between AMRESCO Funding Corporation, a Delaware corporation ("Assignor"), and AMRESCO Capital Trust, a Texas real estate investment trust, and AMREIT I, Inc., a Delaware corporation, or their designee (collectively, "Assignee"), and is effective as of May 12, 1998 (the "Effective Date").

                                    RECITALS:

         A. Assignor is the owner of certain loans ("Loans") and payee or holder of the promissory note(s) (the "Notes") identified on the attached Exhibit A and evidencing the Loans, and the related mortgages and deeds of trust (collectively, the "Mortgages") covering certain real property and the improvements situated thereon (collectively, the "Mortgaged Properties"), security agreements, guaranties, claims, and/or judgments and all other related documents, instruments, collateral, files, claims and other assets (collectively with the Notes and Mortgages, the "Loan Documents"), evidencing, securing, or otherwise related to the indebtedness of the party therein listed (as maker, guarantor or otherwise, hereinafter referred to as the "Borrower"). The term "Primary Loan Documents," as used herein, refers to the Notes, the Mortgages, and all loan agreements, guaranties and security instruments included in the Loan Documents.

         B. Assignor and Assignee have agreed that Assignor will irrevocably sell, transfer and assign to Assignee all of Assignor's interest in, to and under the Loans including, without limitation, all of Assignor's interest in the Loans Documents and all of Assignor's claims and its defenses under law related thereto (to the extent such defenses are legally assignable), and all "Benefits Accruing to Assignee" as described in Section 15 below (collectively, the "Assigned Rights"), all subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


         1. SALE AND ASSIGNMENT; PURCHASE PRICE. Subject to the terms and conditions of this Agreement:

         (a) Assignor shall sell, transfer, assign, grant and convey unto Assignee, its successors and assigns, at the Closing (as defined below) the Assigned Rights, on an:



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                  "AS IS", "WHERE IS" BASIS, "WITH ALL FAULTS" AND WITHOUT
                  REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY TYPE, KIND, CHARACTER OR NATURE, AND WITHOUT RECOURSE OR WARRANTIES, EXPRESS OR IMPLIED, SAVE AND EXCEPT THE EXPRESS REPRESENTATIONS OR WARRANTIES SET FORTH IN THIS AGREEMENT AND IN DOCUMENTS TO BE DELIVERED PURSUANT TO THIS AGREEMENT.

         (b) In full payment for the Assigned Rights, Assignee shall pay to Assignor via wire transfer in accordance with the instructions on Exhibit C the "Purchase Price" (herein so called), equal to the sum of: (i) the outstanding principal balance of the Loans as of the Closing Date, and (ii) the amount of accrued and unpaid interest on the Loans as of the Closing Date, minus the difference between (x) the unamortized portion of any loan origination fee paid to Assignor in connection with making any of the Loans, and (y) Assignor's actual costs incurred in connection with making such Loan. The Purchase Price for each of the Loans shall be set forth on Exhibit A-1.

         2. CLOSING. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place on or before May 12, 1998, at the offices of Assignor, 700 North Pearl, Suite 2400, Dallas, Texas 75201, or at such other time, day or place as the parties hereto may agree upon. The actual date of the Closing shall be referred to as the "Closing Date".

         3. ASSIGNOR'S CONDITIONS TO CLOSING. The obligation of Assignor to sell and assign the Assigned Rights to Assignee at the Closing is subject to the fulfillment to Assignor's satisfaction of the following conditions prior to or at the
                  Closing:

         (a)      The representations and warranties of Assignee set forth in
                  Section 6 hereof shall be true and correct in all material respects on and as of the Closing Date.

         (b)      Assignee shall have paid to Assignor the Purchase Price.

         (c) Assignee shall provide to Assignor at or prior to Closing documentation reasonably requested by Assignor to evidence Assignee's authority to execute this Agreement and to consummate the transactions contemplated hereby.

         (d) To the extent applicable pre-Closing, Assignee shall have complied with its covenants as set forth in Sections 8(a) and
                  (c) of this Agreement.

If Assignee fails to satisfy the conditions to Closing set forth in this Section 3, Assignor may at its option terminate this Agreement by written notice to Assignee of its intention to terminate this Agreement, identifying therein the condition(s) which have not been satisfied.



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         4.       ASSIGNEE'S CONDITIONS TO CLOSING. The obligation of Assignee to purchase from Assignor at the Closing the Assigned Rights is subject to the fulfillment to Assignee's satisfaction of the following conditions prior to or at the Closing:

         (a) Assignee's Investment Committee has approved the purchase of the Assigned Rights.

         (b)      The representations and warranties of Assignor set forth in
                  Section 5 hereof shall be true and correct in all material respects on and as of the Closing Date.

         (c)      Assignor shall have prepared and delivered to Assignee at the
                  Closing:

                  (i) Duly executed and acknowledged assignments, as appropriate, in the forms annexed hereto as Exhibit B;

                  (ii) A notice to each Borrower at Borrower's last known address of the transaction contemplated by this Agreement, duly executed by Assignor in the form annexed hereto as Exhibit E, to be delivered by Assignee by certified mail at the related Borrower's last known address not more than fifteen (15) days after the Closing Date;

                  (iii) (A) The original executed Notes duly endorsed by Assignor to Assignee as follows: "Pay to the order of [AMRESCO Capital Trust] [AMREIT I, Inc.], without recourse, representation or warranty except as provided in that certain Sale and Assignment Agreement dated May 12, 1998 executed by and between AMRESCO Funding Corporation and [AMRESCO Capital Trust] [AMREIT I, Inc.]";

                           (B) All other Loan Documents and other instruments or documents contained in Assignor's files relating to the Loan Documents, together with such other tangible collateral as may be in Assignor's possession or control securing the Notes;

                  (iv) All escrow accounts and collateral accounts associated with the Notes, together with assignments of such accounts, agreements governing such accounts and copies of ledgers or bank statements for such accounts;

                  (v) All documents reasonably deemed necessary by Assignee to evidence a transfer of the security interests included in the Assigned Rights, including, without limitation, the appropriate assignments to be filed in the respective real property records, as well as the necessary forms of UCC-3 assignments, and endorsements or assignments of title policies and all other insurance policies, to the extent they are assignable.


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         (d)      Assignor shall provide to Assignee at or prior to Closing
                  corporate resolutions, certificates of incumbency, and other documentation reasonably requested by Assignee to evidence Assignor's authority to execute this Agreement and to consummate the transactions contemplated hereby.

         (e) To the extent applicable pre-Closing, Assignor shall have complied with its covenants as set forth in Section 7 of this Agreement.

         (f) If Assignor fails to satisfy the conditions to Closing set forth in this Section 4, then Assignee may at its option terminate this Agreement by written notice to Assignor of its intention to terminate this Agreement, identifying therein the condition(s) which have not been satisfied.

         5.       REPRESENTATIONS AND WARRANTIES OF ASSIGNOR.

         (a)      Assignor hereby represents and warrants to Assignee that:

                  (i) (A) Assignor is a duly organized and validly existing corporation under the laws of the State of Delaware, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such, (B) Assignor is in all material respects in compliance with all laws, rules, regulations, directives and published interpretations issued or administered by, all conditions imposed in writing by and all agreements entered into with, any bank regulatory agency, authority or body having jurisdiction over Assignor or any of its respective assets, operations or businesses, and (C) Assignor is duly authorized as a foreign corporation, to do business and is in good standing in all jurisdictions in which such authorization or qualification is required and in which the failure to be so authorized or to qualify, as the case may be, could, in the aggregate, have any material adverse effect upon the business, condition or properties of Assignor taken as a whole.

                  (ii) Assignor has the full power and authority to hold the Assigned Rights, to sell the Assigned Rights, and to enter into and consummate all transactions contemplated by this Agreement with respect to the Assigned Rights. Assignor has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by Assignee, constitutes a legal, valid and binding obligation of Assignor, enforceable against it in accordance with its terms.

                  (iii) The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor's business and will not result in a breach of any of the terms, conditions or provisions of Assignor's charter or bylaws or any legal restriction or any agreement or instrument to which Assignor is now a party or by which it is bound, or constitute a default or


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                           result in an acceleration under any of the foregoing,
                           or result in the violation of any law,rule, regulation, order, judgment or decree to which Assignor or its property is subject.

                  (iv) Assignor is not in material default under any agreement, contract, instrument or indenture to which it is a party or by which it is bound, nor has any event occurred that with notice or lapse of time or both would constitute a material default under any such agreement, contract, instrument or indenture which could have a material adverse effect on this Agreement or the transactions proposed hereunder.

                  (v) There is no action, suit, proceeding or investigation pending or, to Assignor's knowledge, threatened, against Assignor that either individually or in the aggregate, if determined adversely to Assignor, would result in any material liability to Assignor, impair the ability of Assignor to perform its obligations hereunder in accordance with the terms hereof, or have a material adverse effect on the business, operations or financial condition of Assignor.

                  (vi) No consent, approval, authorization or order of any court or governmental authority, participant or other third party is required for the execution and delivery of this Agreement by Assignor or for the performance by Assignor of its obligations hereunder, other than such consent, approval, authorization or order as has been or will be obtained prior to the Closing.

         (b) With respect to each Loan, Assignor hereby represents and warrants to Assignee that:

                  (i) Assignor is the sole owner and holder of the Notes, the Loan Documents and that there are no outstanding participation interests in the Loans.

                  (ii) The Loans are not currently subject to any prior assignment or pledge which will not be released prior to closing.

                  (iii) Assignor has made available to Assignee for Assignee's review originals or true copies of all Loan Documents, Collateral Reports (as defined in
                           Section 10) and substantive correspondence in Assignor's possession as of May 11, 1998 (the "Review Date"), which directly concern the Assigned Rights (including, without limitation, the Loan Documents). If there have been changes to the terms of the Loans since the Review Date, or if significant correspondence has been received in connection with the Loans since the Review Date, information regarding the same has been provided to Assignee by Assignor.

                  (iv) Each of the Primary Loan Documents is valid and enforceable except as such enforcement may be limited by bankruptcy, insolvency, reorganization


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                           or other laws affecting the enforcement of creditors'
                           rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and each Mortgage, if any, grants to Assignor a security lien interest in the Mortgaged Property described therein with the priority identified on Exhibit A-2, subject only to the security interest of the first lien holder in the case of second lien mortgages and standard printed exceptions to title policies, mineral reservations where surface rights have been waived, and utility easements or such other non-monetary encumbrances described as exceptions in each of the assigned title policies and such exceptions, individually or collectively, will not impair the use of the property for its intended purpose (collectively, the "Permitted Exceptions"). Further, to the extent there is a Mortgage, each Mortgage has created a valid lien on the respective Mortgaged Property which, in the event of a material default thereunder or under the related Note, may be foreclosed upon in accordance with applicable state law (subject to the rights of the first lienholder in the case of second mortgages). Assignor has not taken any action that creates any valid defense in accordance with applicable state law by the obligor thereunder to the holder's realization on the collateral or the indebtedness.

                  (v) Assignor has not received notice of pending or threatened litigation (including bankruptcies and tax suits) which may materially affect the validity or enforceability of the Loan Documents or the valuation of the Mortgaged Properties.

                  (vi) The Notes are legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and Assignor has not taken any enforcement action under any security agreements or the other related Loan Documents that creates any valid defense in accordance with applicable state law by the maker thereunder to the holder's realization on such security.

                  (vii) The legal principal balances for each Note as set forth on Exhibit A-2 attached hereto are true and correct as of May 11, 1998 (the "Cut-Off Date") and the legal principal balances as set forth on the Certificate of Principal Balances (as described in
                           Section 7(d) hereof) will be true and correct as of the last business day before Closing.

                  (viii) Ad valorem and other property taxes for the Mortgaged Properties are current, and there are no material delinquencies. For purposes of this Section 5(b)(viii), the term "material" shall refer to delinquencies in excess


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                           of $50,000 or 5% of the principal balance of the
                           related Loan, whichever is less.

                  (ix) All Loan Documents have been made available for review by Assignee, and will continue to be updated and available for review between the Effective Date of this Agreement and the Closing Date. To the best of Assignor's knowledge and belief, there are no material Loan Documents which are not in its possession.

                  (x) Assignor has made available for review by Assignee (and will continue to update such information as it is received and shall provide to Assignee such updated information that is received by Assignor prior to the Closing Date of this Agreement) (collectively, "Environmental Material") all written materials in its possession regarding (i) compliance by each Mortgaged Property and/or the applicable Borrower with all Environmental Requirements (as defined in Section 9 below), (ii) the presence of any Hazardous Materials (as defined in Section 9 below) located on or affecting any of the Mortgaged Properties, and (iii) the failure to remediate, or failure to have taken such steps as may have been required as of the Effective Date by any governmental authority with jurisdiction over the Borrower or Mortgaged Property. Assignor has no actual knowledge of any breach of any Environmental Requirements or the existence of any Hazardous Materials on or affecting the Mortgaged Properties not described in the Environmental Material. Any breach of this Section 5(b)(x) shall be referred to herein as an "Environmental Defect."

                  (xi) To the actual knowledge of Assignor, as of the date of the Prospectus for 9,000,000 common shares of beneficial interest in AMRESCO Capital Trust dated May 6, 1998 (the "Prospectus"), the descriptions of each Loan contained in the Prospectus do not contain any material misstatements of fact or omit to state a material fact known to Assignor concerning such Loans.

                  (xii) Assignor has not foreclosed upon or otherwise realized upon or received any property securing the Notes and will not take any such actions prior to the Closing without Assignee's prior written consent.

         6. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee hereby represents and warrants to Assignor that:

         (a) Assignee has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement and all instruments and other documents executed and delivered by Assignee in connection herewith.



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         (b)      The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Assignee and does not require any consent or approval of any party that has not been obtained.

         (c) Assignee is acquiring the Assigned Rights for its own account and not with a view toward any public sale or distribution thereof and Assignee does not intend to sell, offer for sale or syndicate the Assigned Rights or fractional interests in Assignee in connection with the purchase of the Assigned Rights; provided, however, nothing herein shall be construed or applied to prohibit or otherwise limit Assignee's right to dispose of all or any portion of Assignee's interest in the Assigned Rights in compliance with all applicable laws.

         (d) Assignee has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks relating to its purchase of the Assigned Rights (including, without limitation, any environmental laws pertaining to the Mortgaged Properties) and making an informed purchase and investment decision in connection therewith.

         (e) Assignee acknowledges that the Assigned Rights will have limited liquidity and Assignee has the financial wherewithal to hold the Assigned Rights for an indefinite period of time and to bear the economic risk of an outright purchase of the Assigned Rights.

         (f) Assignee has agreed to the Purchase Price on the basis of its own independent investigation and credit evaluation of the Assigned Rights. Assignee has not relied upon any representations, warranties or statements of any kind made by or on behalf of Assignor except for those representations, warranties and statements set forth in this Agreement. Assignee acknowledges that, except for the representations and warranties of Assignor set forth in, or to be made in instruments delivered pursuant to this Agreement, Assignor negates and disclaims all representations, warranties and statements of every kind or type (express or implied). Assignee further acknowledges that the amount ultimately received by Assignee in respect of the Assigned Rights may be less than the Purchase Price, and Assignee shall have no recourse to Assignor for any such deficiency.

         Nothing in this Section 6 shall constitute a waiver or modification of Assignor's representations and warranties as set forth in this Agreement, nor shall Assignee's remedies for breach of such representations and warranties as set forth in Section 13 of this Agreement be hereby waived or modified.

         7.       COVENANTS OF ASSIGNOR.

         (a) Assignor shall use its reasonable efforts to satisfy each of the conditions to closing set forth in Section 3 hereof.



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         (b)      Assignor shall notify Assignee promptly if any of the
                  representations set forth in Section 5 hereof shall become inaccurate prior to the Closing Date or if any of such representations is discovered to be inaccurate prior to the Closing Date.

         (c) Assignor and Assignor's counsel shall cooperate with Assignee and Assignee's counsel in the defense of any claims or counterclaims made against Assignee, or any of Assignee's subsidiaries, affiliates, employees, officers, directors, shareholders, agents, representatives, attorneys, accountants or consultants, in any litigation, arbitration proceeding or other forum involving or relating to the Assigned Rights. Assignor's obligations under this Section 7(c) shall not be construed to require Assignor to expend any significant funds or incur any material costs for which it is not reimbursed in connection with such cooperation, and Assignee shall reimburse Assignor for the reasonable costs of Assignor's employees involved in supplying Assignee or Assignee's counsel with copies of documents and other information as may be reasonably required by Assignee or Assignee's counsel in preparing for depositions or trial. For purposes of this Section 7(c) and
                  Section 8(d) below, "significant funds or...material costs" shall mean costs, fees or expenses in excess of $1,000 per lawsuit, arbitrated matter or other legal proceeding. This provision is in addition to, and not in lieu of, the indemnification of Assignee by Assignor contained in Section 12 hereof.

         (d) As soon as practical after the Effective Date of this Agreement, but in no event later than five (5) Business Days thereafter, Assignor shall provide to Assignee a description of all Notes listed on Exhibit A hereto in the form attached as Exhibit A-2, giving the name of the Borrower(s), the date of the Note, the original principal balance of the Note, and the outstanding principal balance of the Note as of the Cut-off Date. At Closing, Assignor shall provide Assignee with a Certificate of Principal Balances in the form of Exhibit D attached hereto; Schedule I to that Certificate of Principal Balances shall include the information set forth in the list described in the first sentence of this Section 7(d), plus the principal balances on the Notes as of the last business day before Closing.

         (e) If there are letters of credit held as collateral for the Notes or other obligations under the Loan Documents which are not assignable, Assignor will cooperate fully with Assignee to make presentment of or demand on such letters of credit or other collateral. Such cooperation shall include, without limitation, execution of notices, affidavits, or other notices required for presentation of the letter of credit, actual presentation of the letter of credit for funding, immediate transfer of funds or endorsement and delivery of a check to Assignee, and filing and vigorous prosecution of litigation (at Assignee's expense) to obtain the proceeds of the collateral letter of credit.

         (f) Between the Effective Date of this Agreement and the Closing Date (the "Interim Period"), Assignor will service the Loans in a prudent fashion, including, without limitation, maintaining or causing to be maintained customary amounts and types of casualty insurance with respect to the Mortgaged Properties. During the Interim


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                  Period, Assignor shall not modify or extend the terms of the
                  Loans, fund previously unfunded commitments, or release any collateral securing or obligors upon such Notes, unless legally obligated to do so. There have been no restructurings of the Notes or the Loans they evidence since the Cut-Off Date.

         8.       COVENANTS OF ASSIGNEE.

         (a) Assignee shall use its reasonable efforts to satisfy each of the conditions to closing set forth in Section 4 hereof.

         (b) Within fifteen (15) days after Closing, Assignee shall deposit in the U.S. Mail, return receipt requested, all notices to Borrower delivered to Assignee pursuant to Section 4(c)(ii) hereof.

         (c) Assignee shall notify Assignor promptly if any of the representations set forth in Section 6 hereof shall become inaccurate prior to the Closing Date or if any such representation is discovered to be inaccurate prior to the Closing Date.

         (d) Assignee and Assignee's counsel shall cooperate with Assignor and Assignor's counsel in the defense of any claims or counterclaims made against Assignor, or any of Assignor's subsidiaries, affiliates, employees, officers, directors, shareholders, agencies, representatives, attorneys, accountants or consultants, in any litigation, arbitration proceeding or other forum involving or relating to the Assigned Rights. Assignee's obligations under this Section 8(d) shall not be construed to require Assignee to expend any significant funds or incur any material costs (as defined in Section 7(c) hereof) for which it is not reimbursed in connection with such cooperation and Assignor shall reimburse to Assignee the reasonable costs of Assignee's employees involved in supplying Assignor or Assignor's counsel with copies of documents and other information as may be reasonably required by Assignor or Assignor's counsel in preparing for depositions or trial. This provision is in addition to, and not in lieu of, the indemnification of Assignor by Assignee contained in Section 11 hereof.

         (e) Assignee hereby agrees to be expressly bound by the terms of each Loan and the Loan Documents executed in connection therewith and hereby assumes and covenants to perform all obligations by Assignor thereunder, including but not limited to, any obligation to fund any future advances of principal and/or interest required under the terms of the Loan Documents. The agreement contained in this subsection (e) shall be in full force and effect at the time that Closing has occurred.

         9. ENVIRONMENTAL ISSUES. For purposes of this Agreement, the term "Hazardous Materials" shall mean any substance which is or contains: (i) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA") or any regulations


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                  promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery
                  Act (42 U.S.C. Section 6901 et seq.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.);
                  (iv) gasoline, diesel fuel, or other petroleum hydrocarbons;
                  (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Mortgaged
                  Properties. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Mortgaged Properties, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Mortgaged Properties or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Mortgaged Properties or adjacent property; or (C) which, if it emanated or migrated from the Mortgaged Properties, could constitute a trespass.

For purposes of this Agreement, the term "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Mortgaged Properties are located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Mortgaged Properties, the Mortgaged Properties, or the use of the Mortgaged Properties, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, groundwater, land or soil).

         10. COLLATERAL REPORTS. To the extent they are available, Assignor will provide Assignee with all title reports, file reviews, environmental site assessments, inspection reports, surveys, engineering reports, and/or appraisals in Assignor's possession or control relating to the Mortgaged Properties (collectively, the "Collateral Report(s)"). The Collateral Reports may have been prepared by Assignor, its predecessors in interest, or third party contractors. ASSIGNEE UNDERSTANDS AND ACKNOWLEDGES THAT ANY COLLATERAL REPORT WHICH MAY BE PROVIDED BY ASSIGNOR OR ITS EMPLOYEES, AGENTS, CONTRACTORS AND REPRESENTATIVES IS BEING PROVIDED WITHOUT REPRESENTATION OR WARRANTY AS TO THE COMPLETENESS OR ACCURACY OF THE FACTS, PRESUMPTIONS AND CONCLUSIONS CONTAINED THEREIN, AND ASSIGNEE SHALL NOT RELY ON SAME TO ASSIGNEE'S DETRIMENT IN CLOSING THE TRANSACTION CONTEMPLATED HEREBY. ASSIGNEE HAS BEEN EXPRESSLY ADVISED BY ASSIGNOR TO CONDUCT AN INDEPENDENT INVESTIGATION IN RESPECT TO THE IDENTIFICATION OF THE MORTGAGED PROPERTY, ITS VALUE OR

                  CONDITION, AND ITS LIEN PRIORITY OR PERFECTION. Nothing in this Section 10 shall diminish or affect the representations and warranties set forth in Section 5 hereof.

         11. ASSIGNEE'S INDEMNITIES. Assignee agrees to indemnify and hold harmless Assignor, its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, representatives and attorneys, from and against any and all loss, liability, claim, damage and expense whatsoever (including attorneys' fees) directly or indirectly arising out of, based upon, resulting from or otherwise relating to (a) any act or omission of Assignee or any of its representatives after the Closing Date, which constitutes negligence or wilful misconduct, in connection with the Loan Documents, the Assigned Rights or otherwise, (b) the failure to make any advance of principal or interest on a Loan after the Closing Date that was required to be made after the Closing Date (but not as to any such advance that, pursuant to the terms of the applicable Loan Documents, was required to be made on or before the Closing Date), (c) the material inaccuracy of any of Assignee's representations or warranties contained in
                  Section 6, (d) the material breach of any of Assignee's covenants herein, (e) any commissions, finder's fees or similar fees due or claimed by any broker, agent or salesperson claimed directly against Assignor as a result of an agreement entered into by Assignee, or (f) actions taken by Assignor which are specifically requested by Assignee under
                  Section 7(e) hereof.

         12. ASSIGNOR'S INDEMNITIES. Assignor agrees to indemnify and hold harmless Assignee, its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, representatives and attorneys, from and against any and all loss, liability, claim, damage and expense whatsoever (including attorneys' fees) directly or indirectly arising out of, based upon, resulting from or otherwise relating to (a) any act or omission of Assignor or any of its representatives, which constitutes negligence or willful misconduct, in connection with the Loan Documents, the Assigned Rights or otherwise, including, but not limited to, any action taken by it in connection with any Loan Document which gives rise to a valid third party claim for damages (and not solely a defense to payment of the note which was not caused by any action on the part of Assignor), (b) the failure to make any advance of principal on or before the Closing Date that was required to be made on a Loan on or before the Closing Date (but not as to any such advance that, pursuant to the terms of the applicable Loan Documents, was required to be made after the Closing
                  Date), (c) the material inaccuracy of any of Assignor's representations or warranties contained in Section 5, (d) the material breach of any of Assignor's covenants herein, and (e) any commissions, finder's fees or similar fees due or claimed by any broker, agent or salesperson claimed directly against Assignee as a result of an agreement entered into by Assignor.

         13. CONDITIONAL PRICE ADJUSTMENT OR REPURCHASE BY THE ASSIGNOR AFTER TRANSFER DATE.

         (a) Assignee's Conditional Right to Require Assignor to Repurchase. Upon discovery by Assignor or Assignee of a breach of any of Assignor's representations and warranties, as set forth in Section 5 hereof, the party discovering such breach shall give prompt written notice to the other. Such notice shall include documentary evidence establishing the existence of a breach of a representation or warranty by Assignor. Upon such discovery and sending of notice of such material breach of a representation or warranty, Assignor shall have the right to cure such breach in all material respects within thirty
                  (30) days of Assignor's receipt of the notice (or within one hundred and eighty (180) days of such notification if a breach of Section 5(b)(x) and Assignor commences such cure within thirty (30) days of such notification and diligently pursues such cure thereafter) and, if such breach cannot be cured within thirty (30) days of Assignee's notification to Assignor (or within the above described 180-day cure period, if applicable), then Assignee may, at its option, by written notice to Assignor, require Assignor to repurchase such Note and the related Loan Documents from Assignee, on a whole asset, servicing-released basis as provided herein. Such notice from Assignee must be delivered not later than thirty
                  (30) days from the expiration of the 30-day cure period (or 180-day cure period, if applicable) or receipt of written notice from Assignor to Assignee that Assignor is unable to cure the breach of representation or warranty, whichever is earlier. If the breach is an error in the Purchase Price of a Loan of less than 2%, it may be cured by Assignor paying Assignee the excess Purchase Price together with its interest thereon at 12% per annum.

         (b) Repurchase Price. The repurchase price of any Note(s) shall be determined as follows: the Purchase Price allocated to the particular Note(s) (as reflected on Exhibit A-1), plus (a) the amount of principal and any interest accrued since the Closing Date advanced by Assignee pursuant to the requirements set forth in the Loan Documents and any interest accrued since the Closing Date, (b) the amount of ad valorem taxes and property insurance premiums which have become due and which are paid by Assignee, (c) other protective advances, not to exceed $25,000 per asset, and (d) any other expenses incurred by Assignee in administration or collection of such Loan (including, but not limited to, expenses for title reports, environmental site assessments, appraisals, attorneys fees'), less (x) the amount of any payments or other consideration received by Assignee from the Borrowers or other obligors on the repurchased Loans or from proceeds of any collateral for the Loans, and (y) the remaining unamortized portion of any loan origination fee paid in connection with the origination of such repurchased Loans. The repurchase price shall be paid to Assignee within three
                  (3) days after Assignor's receipt of the documents and instruments required to be delivered pursuant to Section 13(d) or, at Assignee's option, the repurchase may be closed through an escrow.

         (c) Duration of Assignor's Obligation to Repurchase. Assignor's obligation to repurchase any Loan pursuant to Section 13(a) shall terminate automatically, with respect to that particular Loan, unless Assignee notifies Assignor in writing that a condition allowing Assignee to require Assignor to repurchase such Loan has occurred, which notice must be delivered prior to the first of the following to occur:

                           (1) The terms of the Loan are substantively modified by a written or oral agreement between Assignee and Borrower.

                           (2) Assignee obtains full payment on the Note from Borrower or any guarantor or surety therefor, or otherwise accepts a partial payment thereof in full satisfaction of the debt evidenced thereby.

                           (3) The Borrower or other significant obligor liable for payment of the Note is released by Assignee.

                           (4) In the case of a Loan being repurchased because of an Environmental Defect, Assignee has taken steps to control the Mortgaged Property or the property owner so that the "secured lender" exception for environmental liability has been effectively waived.

         (d) Transfer of Loan/Delivery of Loan Files. Assignee shall, within ten (10) days after delivering written notice to Assignor confirming that Assignee is exercising its option to require repurchase of a Loan or Loans by Assignor hereunder, deliver to Assignor all originals and copies of the Note(s) and any other Loan Documents, Collateral Report(s) and related files and any other transfer documents or other documents that were delivered to Assignee pursuant to this Agreement regarding such Loan(s), together with any addenda, exhibits and schedules thereto. With respect to each such Loan, Assignee shall endorse, transfer, convey or assign to Assignor the Note and the Loan Documents in the same manner as such Note and the associated Loan Documents were transferred and assigned from Assignor to Assignee by documentation in the same form as that delivered from Assignor to Assignee (provided that Assignee shall not be required to make any representation other than that the events set forth in Sections 13(c)(1) - (4) have not occurred and representations corresponding to those of Assignor in Section 5(b)(i), (ii) and (iv)). Simultaneously with Assignee's delivery of such documents to Assignor, Assignor shall pay to Assignee the Repurchase Price in the form of a wire transfer, a cashier's check or certified check drawn upon an institution acceptable to Assignee in its sole and absolute discretion. After repurchase hereunder, Assignee shall immediately endorse, assign over and deliver to Assignor any and all payments received from or on behalf of any obligor on the repurchased Loan. All amounts paid over to Assignor hereunder shall be without payment of interest thereon. Upon repurchase of any Loan, Assignee agrees to immediately terminate, at its sole cost, the applications of any servicing agreement with respect to the Loan repurchased. If either party fails to comply with the terms of this Section 13, the other party shall have the right to enforce the provisions hereof by appropriate legal means and, in connection therewith, the defaulting party shall be responsible for payment of all of the prevailing party's costs and expenses (including, without limitation, attorneys' fees and costs) incurred by the prevailing party in such enforcement.

         (e) Sole Remedy. Except as set forth in Section 12 and Section 13(a) hereof, the right of Assignee to cause Assignor to repurchase the Loan(s) shall be Assignee's sole remedy for Assignor's breach of warranties and representations contained in Section 5 hereof.

         14. LIMITATION OR DAMAGES. Also, Assignor and Assignee each hereby agree that any claim they may have hereunder for damages shall be limited to actual damages and each hereby waives the right to claim or receive consequential, punitive, special or incidental damages in connection with any claim arising out of or related to this Agreement.

         15.      FURTHER COVENANTS.

         (a)      (i)      For purposes of this Agreement, the following terms
                           shall have the following meanings:

                           (A) "BENEFITS ACCRUING TO ASSIGNOR" shall mean with respect to the Loans, all principal and interest payments received before the close of business on the day before the Closing Date.

                           (B) "BENEFITS ACCRUING TO ASSIGNEE" shall mean with respect to the Loans, all principal and interest payments received on or after the Closing Date.

                  (ii) If Assignor shall receive any rents or payments of interest and/or principal on the Notes or other consideration distributed or paid by Borrower or its affiliates which represent "Benefits Accruing to Assignee", and provided the Closing occurs in accordance with the terms and conditions contemplated herein, Assignor shall accept such payments or other consideration as Assignee's agent and hold the same on behalf of and for the benefit of Assignee, and shall remit (within five (5) Business Days) the same following the Closing to Assignee with the endorsement (without recourse, representation or warranty) of Assignor when necessary or appropriate.

         (b) The terms of the transactions contemplated in this Agreement, including, without limitation, the Purchase Price and all other financial terms, shall remain confidential and shall not be disclosed by either party hereto without the written consent of the other except as otherwise required by law or regulation.

         (c) Assignor shall pay all fees and expenses (including, without limitation, legal, accounting or investment banking fees and expenses) incurred by it in connection with this Agreement and the transactions contemplated hereby. Assignee shall pay all fees and expenses (including, without limitation, legal, accounting or investment banking fees and expenses) incurred by it in connection with this Agreement and the transactions contemplated hereby. All recording fees and documentary taxes necessitated by the assignment of the Assigned Rights to Assignee shall be borne and paid by Assignee (unless specific state law requires the seller or assignor to pay said fees or taxes).

         16. OCCURRENCE OF CERTAIN EVENTS PRIOR TO CLOSING. Until Closing, all risk of loss for the Loans shall be borne by Assignor and any insurance, condemnation or other proceeds paid or payable for such losses shall be either delivered or assigned to Assignor at Closing, as appropriate.

         17. LITIGATION IN NAME OF ASSIGNOR. Assignee shall not, without the express prior written consent of Assignor (which consent may be withheld in Assignor's discretion), institute any legal action in the name of Assignor or continue to prosecute in the name of Assignor any pending legal action. Assignee shall not mislead or conceal from any person the identity of the owner of the Assigned Rights purchased hereunder.

         18. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants of the parties contained herein shall survive the consummation of the transactions contemplated in this Agreement, subject to any time period limitations specified herein.

         19. FURTHER ASSURANCES. Assignor and Assignee shall each execute and deliver to the other all further documents or instruments reasonably requested by either of them in order to effect the intent of this Agreement and to obtain the full benefit of this Agreement. Any request by either party under this Section 19 shall be accompanied by the document proposed for signature by the party requesting it, in form and substance satisfactory to the party of whom the request is made and its attorneys. The party making the request shall bear and discharge any fees or expenses incident to the preparation, filing or recording of documents requested pursuant to this Section 19.

         20. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with federal law. To the extent not controlled by federal law, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas without reference to conflicts of law principles.

         21. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. The parties make no representations or warranties to each other, except as contained in this Agreement or in the accompanying exhibits or the certificates or other closing documents delivered according to this Agreement. All prior agreements and understandings between the parties hereto with respect to the transactions contemplated hereby, whether verbal or in writing, are superseded by, and are deemed to have been merged into, this Agreement unless otherwise expressly provided herein. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their successors and assigns, but no other party shall have or claim any third party beneficiary rights under this Agreement. Neither party hereto has engaged any broker or finder or incurred or become obligated to pay any broker's commission or finder's fee in connection with the transactions contemplated by this Agreement.

         22. MODIFICATIONS. This Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         23. SEVERABILITY. If any provision of this Agreement shall be determined to be invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect and if any provision is inapplicable to any person of circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         24. ASSIGNMENT. This Agreement may be assigned by Assignee to any affiliate or subsidiary thereof. Assignee shall immediately give Assignor written notice of such assignment. The term "affiliate" as used herein shall include, without limitation, any partnership (general or limited) in which Assignee or Assignee's general partner has an interest.

         25. NOTICES. All notices between the parties shall be in writing and shall be served either personally, by certified mail, facsimile (followed by overnight courier) or overnight courier services. If served personally or by facsimile, notice shall be deemed given or made at the time of such service. If served by certified mail, notice shall be deemed given and made five
                  (5) business days after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom said notice is to be given or made. If served by an overnight courier service promising delivery not later than 10:00 a.m. on the first business day after receipt by such service, notice shall be deemed given and made one business day after the deposit thereof with such courier service, addressed to the party to whom such notice is to be given or made, if such deposit is timely and appropriate in accordance with the requirements of such courier service.

All notices to Assignor shall be given to it at:

                  AMRESCO Funding Corporation
                  700 North Pearl Street
                  Suite 2400, LB 342
                  Dallas, Texas  75201
                  Attention:  Joey Howell, Esq.
                  Fax No.:  (214) 953-7757

         With copies to:

                  AMRESCO, INC.
                  700 North Pearl Street
                  Suite 2400, LB #342
                  Dallas, TX  75201
                  Attention:  General Counsel
                  Fax No.:  (214) 953-7757

All notices to Assignee shall be given to it at:

                  AMRESCO Capital Trust
                  AMREIT I, Inc.
                  700 North Pearl Street
                  Suite 2400, LB #342
                  Dallas, TX  75201
                  Attention:  Michael L. McCoy, Esq.
                  Fax No.:  (214) 953-7757

         26. REFERENCES IN THIS AGREEMENT. Whenever the context of this Agreement requires, references to the singular number shall include the plural, and the plural shall include the singular, where appropriate; words denoting gender shall be construed to include the masculine, feminine and neuter where appropriate; and specific enumeration shall not exclude the general, but shall be considered as cumulative. For purposes of this Agreement, the term "Business Days" shall mean any day other than a Saturday, Sunday or national holiday recognized by federally chartered banks.

         27. JURISDICTION AND VENUE; WAIVER OF JURY TRIAL; MEDIATION. Assignee and Assignor hereby consent to the jurisdiction of any state or federal court located within Dallas County, Texas, waive personal service of any and all process upon them, consent to service of process by registered mail directed to the defendant party at the address stated in
                  Section 25 above, and acknowledges that service so made shall be deemed to be completed upon actual receipt thereof. In addition, Assignee and Assignor consent and agree that venue of any action instituted under this Agreement shall be proper in Dallas County, Texas, and hereby waive any objection to venue. This Agreement is and shall be performed in Dallas County, Texas. Both Assignor and Assignee waive any rights they may have to a jury trial for disputes arising hereunder, and both parties agree to submit any disputes hereunder to non-binding mediation prior to the institution of a lawsuit.

         28. COUNTERPARTS. This Agreement and any amendment hereto may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         29. ACCESS TO FILES AND RECORDS. From and after the Closing Date, Assignee shall permit Assignor or Assignor's designee access to the Loan Documents during normal business hours (with reasonable prior written notice) delivered with respect to this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned have duly executed this Sale and Assignment Agreement effective as of the date first above written.


                                            AMRESCO FUNDING CORPORATION


Date: May 12, 1998                          By: /s/ RHONDA LINDSEY
                                                --------------------------------
                                            Printed Name: Rhonda Lindsey
                                                         -----------------------
                                            Title:  Vice President
                                                   -----------------------------


                                            AMRESCO CAPITAL TRUST


Date: May 12, 1998                          By: /s/ MICHAEL L. MCCOY
                                                --------------------------------
                                            Printed Name: Michael L. McCoy
                                                         -----------------------
                                            Title: Senior Vice President
                                                   -----------------------------

                                            AMREIT I, INC.


Date: May 12, 1998                          By: /s/ MICHAEL L. MCCOY
                                                --------------------------------
                                            Printed Name: Michael L. McCoy
                                                         -----------------------
                                            Title:  Senior Vice President
                                                   -----------------------------

                                   EXHIBIT A-1

                                 PURCHASE PRICE



--------------------------------------------------------------------------------------------------------------------------------
Note #         Borrower            Principal Balance     Accrued    Unamortized Origination  Origination Costs  Purchase Price
                                                        Interest              Fee
--------------------------------------------------------------------------------------------------------------------------------
1.      Collins Crossing Ltd.              $0.00           $0.00            $49,000.00               $0.00        ($49,000.00)
--------------------------------------------------------------------------------------------------------------------------------
2.      Collins Crossing Ltd.          $1,000.00          $14.19           $245,000.00               $0.00       ($243,985.81)
--------------------------------------------------------------------------------------------------------------------------------
3.      Benton Columbus Partners,  $5,838,667.62      $22,122.25           $134,671.70               $0.00       $5,726,118.17
        L.P.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL PURCHASE PRICE          $5,433,132.36




                                    EXHIBIT A
                                    Solo Page

                                   EXHIBIT A-2

                                LOAN DESCRIPTIONS



-----------------------------------------------------------------------------------------------------
Note #        Borrower         Origination  Original Principal  Principal Balance as of Cut-
                                  Date           Balance               Off Date
-----------------------------------------------------------------------------------------------------
1.      Collins Crossing, Ltd.   3/30/98      $2,450,000.00                           $0.00




-----------------------------------------------------------------------------------------------------
2.      Collins Crossing, Ltd.   3/30/98     $12,250,000.00                       $1,000.00




-----------------------------------------------------------------------------------------------------
3.      Benton Columbus          2/20/98      $7,000,000.00                   $5,838,667.62
        Partners, L.P.

-----------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------
Note #        Borrower           Collateral Description            Lien Position

------------------------------------------------------------------------------------------
1.      Collins Crossing, Ltd.   To be constructed 11-story            Second
                                 multi-tenant office building
                                 containing 300,887 (approximate)
                                 square feet located in a suburb
                                 of Dallas, Texas
------------------------------------------------------------------------------------------
2.      Collins Crossing, Ltd.   To be constructed 11-story            Second
                                 multi-tenant office building
                                 containing 300,887 (approximate)
                                 square feet located in a suburb
                                 of Dallas, Texas
------------------------------------------------------------------------------------------
3.      Benton Columbus          956,144 (approximate) square          Second
        Partners, L.P.           foot mixed-use development
                                 located in Columbus, Ohio
------------------------------------------------------------------------------------------






                                    EXHIBIT A
                                    Solo Page

                                    EXHIBIT A

                                      NOTES


         1. Promissory Note dated March 30, 1998, in the original principal amount of $2,450,000.00, executed by Collins Crossing, Ltd., payable to the order of AMRESCO Funding Corporation.

         2. Promissory Note dated March 30, 1998, in the original principal amount of $12,250,000.00, executed by Collins Crossing, Ltd. payable to the order of AMRESCO Funding Corporation.

         3. Promissory Note dated February 20, 1998, in the original principal amount of $7,000,000.00, executed by Benton Columbus Partners LP, a Texas limited partnership and AMRESCO Funding Corporation.



                                    EXHIBIT A
                                    Solo Page

                                    EXHIBIT B


                                   ASSIGNMENT

                  This Assignment is entered into by and between AMRESCO Funding Corporation ("Assignor") and [AMRESCO Capital Trust] [AMREIT I, Inc.] ("Assignee").

                                    RECITALS

                  Assignor and Assignee entered into that certain Sale and Assignment Agreement effective May 12, 1998 (the "Sale and Assignment Agreement").

                  The Sale and Assignment Agreement provides for the sale and transfer by Assignor to Assignee of certain Assigned Rights (such term and all other capitalized terms used herein and not otherwise defined herein have the definitions ascribed to them in the Sale and Assignment Agreement).

                  In exchange for the Purchase Price and covenants set forth in the Sale and Assignment Agreement and such other good and valuable consideration as provided in the Sale and Assignment Agreement, Assignor hereby agrees to sell to Assignee the Assigned Rights as set forth in the Sale and Assignment Agreement and pursuant to the terms, conditions and provisions hereof.

         NOW THEREFORE, premises considered:

                           (1) Assignor hereby transfers, assigns and conveys all of Assignor's right, title and interest, if any, in and to the Assigned Rights set forth in the instruments listed on Exhibit A attached hereto and made a part hereof for all purposes;

                           (2) Subject to such other additional limitations, disclaimers, waivers and qualifications as may be further set forth in the Sale and Assignment Agreement, this sale is made on an "AS IS", "WHERE IS" BASIS, "WITH ALL FAULTS" AND WITHOUT REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY TYPE, KIND, CHARACTER OR NATURE, AND WITHOUT WARRANTIES, EXPRESS OR IMPLIED, AND WITHOUT RECOURSE, EXPRESS OR IMPLIED;

                           (3) Without in any way limiting the generality of the foregoing, with respect to the Assigned Rights, together with any and all related collateral, if any, Assignor hereby disclaims and disavows:

                               (i)  any express or implied warranty of
                           "Merchantability"; and


                                    EXHIBIT B
                                Page 1 of 3 Pages

                                    (ii) any express or implied warranty of
                                         "Fitness For A Particular Purpose".

                           (4) Assignee hereby assumes any and all of Assignor's obligations under the Assigned Rights arising on or after the date hereof, including, without limitation, all of Assignor's obligations, if any, to make advances under the Loan Documents.

                           DATED this ________ day of May, 1998.


                                            By:      AMRESCO Funding Corporation



                                                     By:
                                                        ------------------------
                                                     Printed Name:
                                                                  --------------
                                                     Title:
                                                            --------------------





                                    EXHIBIT B
                                Page 2 of 3 Pages

                             EXHIBIT A TO ASSIGNMENT







                                    EXHIBIT B
                                Page 3 of 3 Pages

                                    EXHIBIT C

                                WIRE INSTRUCTIONS



Wire Transfer to:       NationsBank, N.A.
                        Atlanta, Georgia
                        ABA #061000052
                        Deposit Account 325-545-0340
                        Account Name:  AMRESCO Funding Corporation
                        Attention:  Cynthia Strahin (404) 654-2669;
                                               Fax (404) 654-2468



                                    EXHIBIT C
                                    Solo Page

                                    EXHIBIT D


                        CERTIFICATE OF PRINCIPAL BALANCES


STATE OF DALLAS                     Section
                                    Section
COUNTY OF TEXAS                     Section



         The undersigned, ________________________________ of AMRESCO Funding
Corporation, certifies the following:

         1. The promissory notes (the "Notes") described on Schedule I attached hereto were assigned to [AMRESCO Capital Trust] [AMREIT I, Inc.], by AMRESCO Funding Corporation ("Assignor") on May 12, 1998, as evidenced by the endorsement of the Notes and the execution of an Assignment.

         2. The outstanding principal balance of the Note(s) as of the close of business on May 11, 1998, is set forth on Schedule I attached hereto.

                                          AMRESCO Funding Corporation


                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                 -------------------------------

         SUBSCRIBED AND SWORN TO BEFORE me this day of May, 1998.


                                          -------------------------------------
                                          Notary Public in and for the State of
                                          ----------------------------------


                                    EXHIBIT D
                                    Solo Page

                                   SCHEDULE I






-----------------------------------------------------------------------------------------------------
Note #        Borrower         Origination  Original Principal  Principal Balance as of Cut-
                                  Date           Balance               Off Date
-----------------------------------------------------------------------------------------------------
1.      Collins Crossing, Ltd.   3/30/98      $2,450,000.00                           $0.00




-----------------------------------------------------------------------------------------------------
2.      Collins Crossing, Ltd.   3/30/98     $12,250,000.00                       $1,000.00




-----------------------------------------------------------------------------------------------------
3.      Benton Columbus          2/20/98      $7,000,000.00                   $5,838,667.62
        Partners, L.P.

-----------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------
Note #        Borrower           Collateral Description            Lien Position

------------------------------------------------------------------------------------------
1.      Collins Crossing, Ltd.   To be constructed 11-story            Second
                                 multi-tenant office building
                                 containing 300,887 (approximate)
                                 square feet located in a suburb
                                 of Dallas, Texas
------------------------------------------------------------------------------------------
2.      Collins Crossing, Ltd.   To be constructed 11-story            Second
                                 multi-tenant office building
                                 containing 300,887 (approximate)
                                 square feet located in a suburb
                                 of Dallas, Texas
------------------------------------------------------------------------------------------
3.      Benton Columbus          956,144 (approximate) square          Second
        Partners, L.P.           foot mixed-use development
                                 located in Columbus, Ohio
------------------------------------------------------------------------------------------



                                   SCHEDULE I

                                    EXHIBIT E

                               NOTICE TO BORROWER

AMRESCO Funding Corporation

[Date]

[Borrower's Name                             CERTIFIED MAIL NO. _______________
Borrower's Address                                     RETURN RECEIPT REQUESTED
City, State  Zip Code

Attention:___________________]


Re: Sale and assignment of certain indebtedness currently owed to AMRESCO Funding Corporation ("AFC")


Dear [Borrower]:

         We hereby refer to the following:

         Promissory note executed by ____________________________________ (the
         "Borrower") dated and payable to the order of AMRESCO Funding Corporation in the stated principal amount of $___________ (the "Note").


AFC is the current owner and holder of the Note (such Note, together with the documents executed in connection with such Note, shall be referred to as the "Loan Documents").

This letter shall constitute notice to the Borrower of the sale and assignment of all of AFC's right, title and interest in, to and under the Loan Documents to [AMRESCO Capital Trust] [AMREIT I, Inc.] ("Assignee"). This transaction closed on May 12, 1998 (the "Closing Date").

         From and after the Closing Date, Assignee shall succeed to all of the rights and obligations of AFC under the Loan Documents and the Borrower shall treat Assignee for all purposes as payee in place of AFC under the Loan Documents. After receipt of this letter, the Borrower should make no further payments on the Note to AFC, but should make such payments to the following:

             [AMRESCO Capital Trust] [AMREIT I, Inc.]

             ----------------------

             ----------------------

             ----------------------
             Attention:
                         ----------


                                    EXHIBIT E
                                Page 1 of 2 Pages

If you have any questions regarding the foregoing, please feel free to call ___________________ of Assignee at (800) _____-________.


                                            Very truly yours,

                                            AMRESCO Funding Corporation

                                            By:
                                                --------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Its:
                                                 -------------------------------



cc:
    ----------------------------------



                                    EXHIBIT E
                                Page 1 of 2 Pages